UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2014, the board of directors (the “Board”) of Orexigen Therapeutics, Inc. (the “Company”) determined that it was in the best interests of the Company and its stockholders to amend the Amended and Restated Bylaws of the Company (the “Bylaws”), and by resolution authorized, approved and adopted amendments to the Bylaws (the “Bylaw Amendments”). The Bylaw Amendments became effective immediately upon their adoption.

The Bylaw Amendments revise and enhance the advance notice provisions for stockholder proposals of business and director nominations. Specifically, the changes to the advance notice provisions include the following revisions:

•	clarify the requirements set forth in Section 2.4 of the Bylaws that apply to all stockholder proposals and director nominations by stockholders and are the exclusive means for stockholders to submit such matters, other than proposals and nominations governed by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (which provides certain procedural requirements);

•	require stockholders to disclose all ownership interests in the Company, including, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any security of the Company, in light of increased use by investors of derivative instruments that are not reflected in an investor’s beneficial ownership of the Company’s securities;

•	require stockholders nominating directors to disclose the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal and any material relationships between the stockholder proponents and their affiliates, on the one hand, and the director nominees and their affiliates, on the other hand; and

•	require that the additional disclosures discussed above be updated and supplemented, if necessary, so as to be accurate as of the record date for a meeting and as of shortly prior to the meeting.

In addition, the Bylaw Amendments change the voting standard for the election of directors in uncontested elections from a plurality standard to a majority standard. The new majority voting standard will apply to the election of directors at the Company’s 2015 annual meeting of stockholders. Under the Bylaw Amendments, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” such nominee. For this purpose, abstentions and broker non-votes will not count as a vote cast. If an incumbent nominee does not receive a majority of the votes cast in an uncontested election, that director shall promptly offer to tender his or her resignation to the Board. The Nominating/Corporate Governance Committee of the Board will then consider whether to accept the director’s resignation and make a recommendation to the Board. The Board will then consider the resignation, and within 90 days after the date of certification of the election results, the Board shall publicly disclose its decision and the reasons for its decision. The director whose resignation is under consideration may not participate in any deliberation regarding his or her resignation unless none of the directors received a majority of the votes cast. If the Board accepts a director’s resignation, the Board may elect a replacement in accordance with the Bylaws.

In the case of a contested election, where the number of nominees for director exceeds the number of directors to be elected, a plurality of the votes standard will continue to apply.

The Bylaw Amendments also provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or Bylaws (as either may be amended from time to time), or (d) any action asserting a claim against the corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine.

The above description of the Bylaw Amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaw Amendments, which are attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 27, 2014. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the numbers of broker non-votes with respect to each matter, as applicable.

1.	To elect the following three directors for a three-year term to expire at the 2017 annual meeting of stockholders:

Nominee	Shares Voted For	Voting Authority Withheld	Broker Non-Votes
Eckard Weber, M.D.	73,523,562	1,273,746	—
Patrick J. Mahaffy	66,217,142	8,580,166	—
Michael A. Narachi	73,778,764	1,018,544	—

In accordance with the above results, each nominee was elected to serve as a director.

2.	To approve the flexible settlement feature in connection with the potential conversion of the Company’s Convertible Senior Notes:

For	Against	Abstain	Broker Non-Votes

49,060,487	25,673,235	63,586	26,006,507

In accordance with the above results, the flexible settlement feature in connection with the potential conversion of the Company’s Convertible Senior Notes was approved.

3.	To conduct an advisory vote on the compensation of our named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes

28,662,383	45,919,197	215,728	26,006,507

In accordance with the above results, the compensation paid to the Company’s named executive officers was not approved on an advisory basis.

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes

99,992,684	666,877	144,254	—

In accordance with the above results, the appointment of Ernst & Young LLP was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Orexigen Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2014

OREXIGEN THERAPEUTICS, INC.

By:	/s/ Joseph P. Hagan
Name: Joseph P. Hagan
Title: Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Orexigen Therapeutics, Inc.